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                                                                   EXHIBIT 10.12


                                THIRD AMENDMENT

               THIRD AMENDMENT dated as of April 15, 1998 (this "Third Amendment"), to the Credit Agreement dated as of December 13, 1995 (as amended prior to the date hereof, the "Credit Agreement"), among Star Gas Propane, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto, The First National Bank of Boston (now known as BankBoston, N.A.), as Administrative Agent (the "Administrative Agent"), and NationsBank, N.A., as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Agents").

  The Borrower has requested the Agents and the Lenders to make various changes to the Credit Agreement. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Third Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").
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  Accordingly, the parties hereto hereby agree as follows:

  SECTION 1.01.  Amendments to Section 1.01.  (a)  The following definitions are
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hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

          ""Como Acquisition" shall mean the acquisition by the Borrower of
            ----------------
      substantially all of the propane and home heating oil assets of Como Gas and Oil Company pursuant to the Purchase Agreement."

          ""Purchase Agreement" shall mean the agreement pursuant to which the
            ------------------
     Como Acquisition is consummated, the terms of which shall be acceptable to the Lenders in all respects."

(b) The definition of "Eligible Propane Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

          "Notwithstanding the foregoing, the Como Acquisition shall be deemed an Eligible Propane Acquisition; provided that the following conditions
                                      --------
     have been met: (a) ten days prior to the consummation of the Como Acquisition, the Agents shall have received from the Borrower satisfactory evidence that the purchase price to be paid pursuant to the Purchase Agreement shall not exceed $16,000,000 plus amounts paid for working capital (including Inventory, Accounts Receivable (each as defined in the Security Agreement) and prepaid items) and that the terms and conditions set forth in the Purchase Agreement are consistent with the information provided to the Agents on April 14, 1998 regarding the Como Acquisition;
     (b) upon the consummation of the Como Acquisition (i)

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     the Agents shall have received (A) an opinion of counsel to the Borrower in form and substance satisfactory to the Agents and their counsel and (B) such other documents, instruments and certificates relating to the Como Acquisition as they shall reasonably request (which shall be satisfactory in form and substance to the Agents) and (ii) the Borrower shall have taken such actions as are necessary to accomplish the following: (A) all UCC-1 financing statements required to be filed in appropriate jurisdictions in order to perfect the liens and security interests of the Trustee (on behalf of the holders of the Mortgage Notes and the Lenders hereunder) in and to all personal property acquired pursuant to the Purchase Agreement that is of the type in which a security interest can be perfected under Article 8 or Article 9 of the UCC, shall have been filed in the appropriate jurisdictions; (B) Lockbox Accounts in favor of the Trustee covering any new Deposit Accounts of the Borrower resulting from the Como Acquisition shall have been executed and delivered to the Trustee within 60 days of the consummation of the Como Acquisition, and the liens and security interest of the Trustee perfected in such Deposit Accounts; (C) Mortgages covering all real property acquired in the Como Acquisition shall be recorded in the appropriate jurisdictions, the liens and security interests created pursuant thereto shall be perfected pursuant to the terms of Section 6.22, and the terms of Section 6.22 shall be, in all respects, satisfied with respect to such real properties, within 30 days of the consummation of the Como Acquisition; (D) landlord's lien waivers, bailee agreements and similar instruments, in form and substance acceptable to the Agents, covering Equipment or Inventory acquired in the Como Acquisition shall have been obtained with respect to such acquired Equipment or Inventory that is located on properties not owned by Como Gas and Oil Company, or that is in the possession of third parties (except that nothing in this clause (D) shall require the Borrower to perfect security interests in propane tanks that are commonly referred to as "customer tanks") and (E) Motor Vehicle titles covering all Motor Vehicles acquired in the Como Acquisition, and issued to indicate the existence of liens and security interests in favor of the Trustee in accordance with applicable law, shall have been delivered to the Trustee within 60 days of the consummation of the Como Acquisition."

(c) The definition of "Funded Debt" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase immediately before the period at the end of such definition:

     "provided, further, that Funded Debt shall not include Intercompany
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     Indebtedness permitted pursuant to Section 6.01(d)"

(d) The definition of "Tranche A Maturity Date" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "Tranche A Maturity Date" shall mean June 30, 2000."
      -----------------------

(e) The definition of "Tranche B Conversion Date" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "Tranche B Conversion Date" shall mean June 30, 1999."
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(f)  The definition of "Tranche B Maturity Date" in Section 1.01 of the Credit
     Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          ""Tranche B Maturity Date" shall mean September 30, 2002."
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  SECTION 1.02.  Amendment to Section 4.03.  Section 4.03(a) of the Credit
                 -------------------------
Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "(a) At the time of and immediately after any Tranche B Revolving Credit Borrowing made or any Tranche B Letter of Credit issued (i) on or before December 31, 1998, the Leverage Ratio as of the date of such Borrowing or issuance (after giving affect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 5.00:1.00 and (ii) after December 31, 1998, the Leverage Ratio as of the date of such Borrowing or issuance (after giving affect to the acquisition or Growth-Related Capital Expenditure for which such Borrowing or Letter of Credit is being used) shall be no greater than 4.50:1.00; and, in the case of each such Borrowing or issuance of each such Letter of Credit, the Borrower shall have prepared and furnished to the Agents prior to such Borrowing or issuance pro forma financial statements demonstrating the fulfillment of such condition to the satisfaction of the Agents. For purposes of calculating the Leverage Ratio as required by this Section 4.03(a), Consolidated Cash Flow for the Reference Period shall mean the greater of (A) Consolidated Cash Flow for the most recent period of four consecutive fiscal quarters prior to the date of determination and (B) 50% of Consolidated Cash Flow for the most recent period of eight consecutive fiscal quarters prior to the date of determination."

  SECTION 1.03.  Amendment to Section 6.31.  (a)  Section 6.31(a) of the Credit
                 -------------------------
Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(a) The Borrower will not permit the ratio on any day (the "date of determination") of (i) Total Funded Debt as of the last day of the Reference Period with respect to such date of determination to (ii) Consolidated Cash Flow for such Reference Period to be greater than the ratio set forth below opposite the calendar period during which such date of determination occurs:

Calendar Period              Ratio
-------------------------  ---------

January 1, 1996 through    5.00:1.00
June 30, 1997

July 1, 1997 through       4.75:1.00
September 30, 1997

October 1, 1997 through    4.95:1.00
December 31, 1997

January 1, 1998 through    5.00:1.00
December 31, 1998

After December 31, 1998    4.50:1.00"
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(b)  Section 6.31(b) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "Notwithstanding the foregoing, the Borrower shall not be required to comply with the foregoing covenant on any date of determination when (after giving effect to any borrowings, repayments or other credit events on such day) there are no outstanding Tranche B Revolving Loans or Tranche B Term Loans and there is no outstanding Tranche B Letter of Credit Exposure. Furthermore, for purposes of (i) this Section 6.31 only, but not (except as otherwise expressly provided in clause (ii) below) for purposes of determining the Applicable Margin or any other purpose and (ii) calculating the Leverage Ratio as required by Section 4.03(a), Consolidated Cash Flow for the Reference Period shall mean the greater of (A) Consolidated Cash Flow for the most recent period of four consecutive fiscal quarters prior to the date of determination and (B) 50% of Consolidated Cash Flow for the most recent period of eight consecutive fiscal quarters prior to the date of determination. In addition, it is understood and agreed that, when and to the extent that another provision of this Agreement expressly provides otherwise, the Borrower shall not be required to calculate Consolidated Cash Flow on a pro forma basis as of any date of determination other than the last day of each fiscal quarter of the Borrower."

  SECTION 1.04.  Amendment to Intercompany Note.  The Intercompany Note made by
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the Borrower and the Restricted Subsidiaries and payable to the General Partner and the Public Partnership in the principal amount of up to $10,000,000 is hereby amended in its entirety as attached hereto as Annex I.

  SECTION 1.05.  Representations and Warranties.  The Borrower hereby represents
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and warrants to each of the Agents and the Lenders, as follows:

(a) The representations and warranties set forth in Article III of the Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date (as hereinafter defined) with the same effect as if made on and as of the date hereof or the Third Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

(b) Each of the Borrower and the Subsidiaries is in compliance with all the terms and conditions of the Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing.

(c) The execution, delivery and performance by the Borrower of this Third Amendment, the Purchase Agreement and the transactions contemplated thereby have been duly authorized by the Borrower.

(d) This Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.
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(e)  The execution, delivery and performance by the Borrower of this Third
     Amendment (i) will not violate (A) any provision of law, statute, rule or regulation, or of the agreement of limited partnership of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any Person under any such indenture, agreement or other instrument.

  SECTION 1.06.   Effectiveness.  This Third Amendment shall become effective
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only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Third
                                                                           -----
Amendment Effective Date"):
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(a)  the Administrative Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

(b) The Agents shall be satisfied that the representations and warranties set forth in Section 1.05 are true and correct on and as of the Third Amendment Effective Date.

(c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agents or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower of its obligations under the Amended Agreement.

(d) The Agents shall have received such other documents, legal opinions, instruments and certificates relating to this Third Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Agents and the Lenders. All corporate and other proceedings taken or to be taken in connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Agents and the Lenders.

(e) The Agents and the Lenders shall be satisfied with the proposed terms and conditions of the Purchase Agreement.

(f) The Trustee, on behalf of the Secured Parties, shall have received an Intercompany Note in the form attached hereto as Annex I, duly executed by the Borrower, accompanied by an undated assignment executed in blank.

  SECTION 1.07.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE
EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

  SECTION 1.08.  Expenses.  The Borrower shall pay all reasonable out-of-pocket
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expenses incurred by the Agents and the Lenders in connection with the preparation, negotiations execution, delivery and enforcement of this Third Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.
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  SECTION 1.09.  Counterparts.  This Third Amendment may be executed in any
                 ------------
number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

  SECTION 1.10.  Loan Documents.  Except as expressly set forth herein, the
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amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Trustee or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by duly authorized officers, all as of the date first above written.

                              STAR GAS PROPANE, L.P., as Borrower

                              By:  Star Gas Corporation, its General Partner


                              by
                                -------------------------------------
                              Name:
                              Title:


                              BANKBOSTON, N.A.,
                              as Administrative Agent and as a Lender


                              by
                                -------------------------------------
                              Name:
                              Title:


                              NATIONSBANK, N.A., as Documentation Agent and as a Lender


                              by
                                -------------------------------------
                              Name:
                              Title: